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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2002

PACIFIC NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-26632 (Commission File Number)	91-1691216 (IRS Employer Identification No.)
1111 Third Avenue, Suite 250 Seattle, Washington 98101 (Address of principal executive offices, including Zip Code)

(206) 624-9761
(Registrant's telephone number, including area code)

Item 5.    Other Events

        On January 22, 2002, the Board of Directors of Pacific Northwest Bancorp authorized the purchase in the open market, over the next twelve months, of up to 5% of its outstanding shares of common stock.

Item 7.    Exhibits

99	Press Release dated January 22, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

        Dated: January 23, 2002.

PACIFIC NORTHWEST BANCORP

By:	/s/ PATRICK M. FAHEY Patrick M. Fahey President and Chief Executive Officer

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Item 5. Other Events
Item 7. Exhibits
SIGNATURE